AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Credit Agreement (this "Amendment") is entered into with reference to the Amended and Restated Credit Agreement dated as of August 1, 2000 (as heretofore amended, the "Credit Agreement") among Wild Oats Markets, Inc. ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement. Section references herein relate to the Credit Agreement unless otherwise stated.

RECITALS

    Pursuant to Section 6.14, Borrower is required to have Stockholders' Equity of not less than $110,125,000 as of September 29, 2001, $108,375,000 as of October 27, 2001, $106,175,000 as of November 24, 2001 and $103,605,000 as of December 29, 2001.
    Since the date of the First Amendment, Borrower's accountants have advised Borrower to record certain pre-tax restructuring charges associated with the closure of certain kitchens, bakeries and warehouses in Borrower's third Fiscal Quarter 2001 statement of operations rather than recording such charges during the fourth Fiscal Quarter 2001 (as was contemplated at the time of the execution and delivery of the First Amendment).
    Borrower's recordation of such restructuring charges against the third Fiscal Quarter 2001 statement of operations (rather than during the fourth Fiscal Quarter) will cause Borrower to be in violation of the Stockholders' Equity covenant as of September 29, 2001 and may cause further breaches of such covenant as of October 27, 2001 and November 24, 2001.
    As a result of the change in timing for recognition of the aforementioned restructuring charges, Borrower has requested that the Lenders waive the Event of Default that would otherwise occur as a result of the foregoing Stockholders' Equity covenant violation as of September 29, 2001 and to amend Section 6.14 to reduce the required levels of Stockholders' Equity for the October 27, 2001 and November 24, 2001 measurement dates (with no change made to the December 29, 2001 Stockholders' Equity requirement or for any measurement date thereafter).
    Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders are willing to waive such Event of Default and to amend the Credit Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Credit Agreement, agree as follows:

1. Representation and Warranty. Borrower represents and warrants to the Lenders that, other than the violation regarding Stockholders' Equity described above and after giving effect to this Amendment, no Default or Event of Default has occurred and remains continuing under the Credit Agreement.

2. Waiver. In reliance upon the foregoing, the Lenders hereby waive Borrower's compliance with Section 6.14 for the period ended September 29, 2001, provided, however, Stockholders' Equity, as reflected in the final consolidated financial statements of Borrower and its Subsidiaries to be delivered to the Lenders pursuant Section 7.1(b) of the Credit Agreement for the Fiscal Quarter ended September 29, 2001, is not less than $109,625,000.

3. Section 6.14-"Stockholders' Equity". Section 6.14 is amended and restated to read in full as follows:

6.14 Stockholders' Equity. Permit Stockholders' Equity, as of (a)  October 27, 2001, to be less than $107,875,000, (b) November 24, 2001, to be less than $105,675,000, (c) December 29, 2001, to be less than $103,605,000, and (d) the last day of any Fiscal Month thereafter, to be less than the sum of (i) $103,605,000, plus (ii) 90% of Net Income in each Fiscal Quarter ending after December 29, 2001 (with no deduction for a net loss in any such Fiscal Quarter) plus (c) 100% of the proceeds of any issuance by Borrower of equity securities (except to employees or former employees of Borrower pursuant to an employee stock option plan or employee stock purchase plan maintained by Borrower) after the Restructure Date; provided, however, that if the Equity Achievement occurs, Stockholders' Equity will thereafter be tested on a Fiscal Quarter basis (rather than on a Fiscal Month basis as set forth above).

4. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by an authorized officer of each party thereto and dated as of the date hereof:

(a) Counterparts of this Amendment executed by all parties hereto;

(b) Written consent of the Requisite Lenders as required under Section 11.2 of the Credit Agreement in the form of Exhibit A to this Amendment; and

(c) Written consent of the Subsidiary Guarantors in the form of Exhibit B to this Amendment.

5. Confirmation. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment by their duly authorized representatives.

Dated: November 12, 2001

WILD OATS MARKETS, INC.

By:   /s/
       Freya R. Brier
       Vice President Legal

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By   /s/
       Ellen J. Trach
       Vice President

Exhibit A to Amendment No. 2

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of August 1, 2001 (as heretofore amended, the "Credit Agreement") among Wild Oats Markets, Inc. ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Date: November 9, 2001

Wells Fargo Bank, National Association

By  /s/
Ellen J. Trach
Vice President

Exhibit A to Amendment No. 2

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of August 1, 2001 (as heretofore amended, the "Credit Agreement") among Wild Oats Markets, Inc. ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Date: November 9, 2001

Bank One, NA

By   /s/
Phillip D. Martin
Senior Vice President

Exhibit A to Amendment No. 2

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of August 1, 2001 (as heretofore amended, the "Credit Agreement") among Wild Oats Markets, Inc. ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Date: November 9, 2001

Cooperative Centrale Raiffeisen-Boerenleenbank, B.A., "Rabobank Nederland", New York Branch, as a Lender

By   /s/
Edward J. Reyser
Managing Director

By   /s/
John McMahon
Vice President

Exhibit A to Amendment No. 2

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of August 1, 2001 (as heretofore amended, the "Credit Agreement") among Wild Oats Markets, Inc. ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Date: November 8, 2001

Harris Trust and Savings Bank

By   /s/
David C. Fisher
Vice President

Exhibit A to Amendment No. 2

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of August 1, 2001 (as heretofore amended, the "Credit Agreement") among Wild Oats Markets, Inc. ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.

Date: November 9, 2001

Key Bank National Association

By   /s/
Michelle K. Bushey
Vice President

Exhibit B to Amendment No. 2

CONSENT OF SUBSIDIARY GUARANTORS

Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of August 1, 2000 among Wild Oats Markets, Inc. ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as heretofore amended, the "Credit Agreement").

Each of the undersigned Subsidiary Guarantors hereby consents to Amendment No. 2 to Amended and Restated Credit Agreement in the form executed by Borrower and confirms that the Subsidiary Guaranty to which it is a party remains in full force and effect.

Dated: As of November 12, 2001

"Subsidiary Guarantors"

WILD MARKS, INC.                             SPARKY, INC.

By: /s/                                                       By: /s/
Karen Novotny                                         Karen Novotny
Secretary                                                  Secretary

WILD OATS FINANCIAL, INC.           WILD OATS OF TEXAS, INC.

By: /s/                                                       By:  /s/
Melody Pickett                                         Richard Vara
President                                                  Secretary